March 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	AUSA Life Insurance Company, Inc. Separate Account B

File Nos. 333-65151, 333-65131, 811-6298, CIK 0000874235

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), AUSA Life Insurance Company, Inc. Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on March 7, 2003, Vanguard Variable Insurance Fund filed its annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed

Assistant General Counsel